UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): September 5, 2019 (September 4, 2019)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 4, 2019, Wheeler Real Estate Investment Trust, Inc. (the “Company”) in its capacity as general partner of Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), entered into an Amendment (the “Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 16, 2012 (the “Partnership Agreement”).  The Amendment amends the Partnership Agreement to reflect changes in the U.S. federal tax laws applicable to federal tax audits of partnership taxable years beginning after December 31, 2017 (the “New Law”) and to provide, among other things, that the Company will be designated as the partnership representative of the Operating Partnership, with sole authority to represent, bind, and act on behalf of the Operating Partnership in connection with all federal income tax proceedings under the New Law, and with sole discretion to make any elections or decisions in connection with any such federal income tax proceedings. The Amendment also requires the partners of the Operating Partnership to provide any information requested by the partnership representative in connection with any such tax proceedings.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. The summary of the Amendment set forth above is qualified in its entirety by reference to Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

10.1	Operating Partnership Amendment dated September 4, 2019.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Operating Partnership Amendment dated September 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: September 5, 2019